LONGLEAF PARTNERS FUNDS
SUPPLEMENT DATED AUGUST 13, 2009
TO PROSPECTUS DATED MAY 1, 2009

On August 3, 2009, the Funds’ investment adviser Southeastern Asset Management, Inc. (“Southeastern”) notified the Board of Trustees of Longleaf Partners International Fund that Andrew McDermott was leaving Southeastern in the fall, 2009. Southeastern’s existing portfolio management and research team will absorb Andrew’s duties. Accordingly, the following changes should be made to the Funds’ Prospectus and Statement of Additional Information (SAI), effective August 31, 2009: on page 21 of the Prospectus, remove all references to E. Andrew McDermott III; and on pages 21 and 22 of the SAI, remove all references to E. Andrew McDermott III.

LONGLEAF PARTNERS FUNDS®
Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.®
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469
www.longleafpartners.com

Dear Longleaf Partners International Fund Shareholder:

We are pleased to announce the promotions of Scott Cobb to lead Southeastern’s London-based European research efforts and Ken Siazon to head our Asian research pursuits from Southeastern’s offices in Singapore and Tokyo. Each has proven his value as an analyst, as a productive researcher in uncovering new investment initiatives, and as a team member objectively participating in investment decisions. We firmly believe that their elevation to greater responsibility will enhance our research effectiveness and improve future returns.

Several years ago Andrew McDermott, who was our first analyst outside of the U.S. and a co-manager of the Fund, articulated other long-term career interests and an intention to leave London in the intermediate term. We have planned since for the transition of his responsibilities. Scott and Ken have earned their leadership roles sooner than anticipated, and Andrew’s departure has been accelerated to the fall 2009.

Andrew has played an important role in Southeastern’s overseas expansion and in preparing the team for his exit. Upon departure he will be working independently with Southeastern to optimize the merger opportunity at NipponKoa and Sompo or to pursue better alternatives for the companies’ shareholders. In addition we will explore other interests of mutual benefit going forward.

The transition to new leadership in our international research effort and to Andrew’s exclusive focus on the NipponKoa/Sompo outcome positions us to generate significant future returns. Andrew currently has primary research responsibility for four Japanese companies owned in Longleaf International, including NipponKoa and Sompo. Various analysts will be assuming coverage of these names. In every case several members of our team have been wholly involved for a long period in the company analysis and management interactions.

The two of us will continue as Longleaf International’s co-managers, which we have been since the Fund opened in 1998. We look forward to delivering the high returns that our research team is capable of producing.

Best regards,

O. Mason Hawkins, CFA Co-Manager, Longleaf Partners Funds Chairman and CEO, Southeastern Asset Management	G. Staley Cates, CFA Co-Manager, Longleaf Partners Funds President, Southeastern Asset Management